UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 2, 2016

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Office Depot, Inc. (the “Company”) issued an earnings release on November 2, 2016, announcing its financial results for the third quarter ended September 24, 2016. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report.

ITEM 7.01. REGULATION OF FD DISCLOSURE

On November 2, 2016, the Company announced that its Board of Directors (the “Board”) has declared a quarterly cash dividend on the Company’s common stock of $0.025 per share, payable on December 15, 2016, to shareholders of record at the close of business on November 25, 2016. The Company’s November 2, 2016 press release announcing the declaration of the dividend, a copy of which is attached hereto as Exhibit 99.2, is incorporated herein by reference.

The information furnished in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Earnings release of Office Depot, Inc., dated November 2, 2016.

Exhibit 99.2	Press release of Office Depot, Inc., dated November 2, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: November 2, 2016	/s/ STEPHEN R. CALKINS
Stephen R. Calkins
Executive Vice President,
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	Earnings release of Office Depot, Inc., dated November 2, 2016.

Exhibit 99.2	Press release of Office Depot, Inc., dated November 2, 2016.

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